Exhibit 10

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE

This THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE (this “Amendment”), dated as of June 3, 2015, is entered into by and among KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

W I T N E S S E T H:

WHEREAS, Bank has made available to Borrower certain term loans and lines of credit pursuant to the terms and conditions of (i) that certain Credit and Security Agreement, dated as of May 6, 2013, among Borrower and Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) that certain Revolving Line of Credit Note, dated May 6, 2013, made by the Borrower and payable to the order of the Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Note”) and (iii) certain other Loan Documents executed in connection therewith, as amended, restated, supplemented or otherwise modified from time to time.

WHEREAS, Borrower has requested that Bank extend the expiration date of the line of credit contained in the Credit Agreement and the Revolving Note pursuant to the terms of this Amendment. Subject to the terms and conditions set forth herein, Bank is willing to agree to such amendment.

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

2. Amendment to Credit Agreement.

(a) Section 1.1(a)(i) of the Credit Agreement shall be amended by deleting the reference to “May 1, 2016” contained in such subsection in its entirety and substituting in lieu thereof a reference to “May 1, 2018”.

3. Amendment to Revolving Note.

(a) The last sentence of subsection (a) under the heading “BORROWING AND REPAYMENT:” of the Revolving Note shall be amended by deleting the reference to “May 1, 2016” contained in such subsection in its entirety and substituting in lieu thereof a reference to “May 1, 2018”.

4. Limited Amendment. Except as expressly set forth in this Amendment, the Credit Agreement, the Revolving Note and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as expressly set forth in this Amendment, this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement, the Revolving Note or any other Loan Document, (b) to prejudice any other right or remedies that Bank may now have or may have in the future under or in connection with the Credit Agreement, the Revolving Note or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Revolving Note or the Loan Documents or any rights or remedies arising in favor of Bank under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among Borrower, on the one hand, and Bank, on the other hand. By its execution hereof, Borrower hereby acknowledges and agrees that this Amendment is a “Loan Document” and failure to comply with this Amendment shall constitute an Event of Default under the Credit Agreement.

5. Conditions to Effectiveness. This Amendment shall become effective as of the date when the following conditions have been met:

(a) Bank shall have received an original of this Amendment executed by Borrower, and by Bank (whether such parties shall have signed the same or different copies);

(b) Bank shall have been reimbursed by Borrower for all reasonable fees and third-party out-of-pocket charges and other expenses incurred in connection with this Amendment and the transactions contemplated thereby, including, without limitation, the reasonable attorneys’ fees and expenses of Buchanan Ingersoll & Rooney;

(c) Bank shall have received lien searches (including Uniform Commercial Code, judgments, bankruptcy and taxes) in form and scope satisfactory to the Bank with respect to the Borrower showing no existing Liens on the property of the Borrower except as permitted under the Credit Agreement;

(d) Bank shall have received from the Borrower an extension fee in the amount of $5,000.00 which fee shall be fully earned by the Bank and payable on the date of this Amendment; and

(e) Bank shall have received any other documents or instruments reasonably requested by Bank in connection with the execution of this Amendment and the transactions contemplated thereby.

6. Representations and Warranties. After giving effect to the amendments set forth herein, Borrower hereby certifies that (a) each of the representations and warranties set forth in the Credit Agreement, the Revolving Note and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (b) no Event of Default has occurred and is continuing as of the date hereof and (c) the execution, delivery, and performance of this Amendment have been authorized by all requisite corporate action.

7. Confirmation of all Loan Documents. By its execution hereof, Borrower hereby expressly (a) consents to the amendment set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Revolving Note and each of the Loan Documents and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Revolving Note and each of the Loan Documents remain in full force and effect.

8. Release.

(a) In consideration of the agreements of Bank contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Bank, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Bank and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever that arose or has arisen at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Credit Agreement, the Revolving Note, the other Loan Documents or this Amendment or transactions thereunder or related thereto.

(b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered that relate to conduct prior to the date of this Amendment shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

9. Covenant Not to Sue. Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to the Section above. If Borrower or any of its successors, assigns or other legal representatives, violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

10. Miscellaneous.

(a) This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement, the Revolving Note, any Loan Document or any other document or instrument entered into in connection therewith.

(b) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts. Counterparts of this Amendment may be exchanged via electronic means, and a facsimile of any party’s signature shall be deemed to be an original signature for all purposes.

(c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina without giving effect to the conflicts of law provision thereof.

(d) On and after the effectiveness of this Amendment, each reference in the Credit Agreement, the Revolving Note or any other Loan Document shall mean and be a reference to the Credit Agreement, the Revolving Note and any other Loan Document as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Amendment to be executed under seal.

BORROWER:

KEWAUNEE SCIENTIFIC CORPORATION

By:	/S/ D. MICHAEL PARKER	(SEAL)
Name:	D. Michael Parker
Title:	Senior Vice President – Finance, Chief Financial Officer, Secretary and Treasurer

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/ MICHAEL J. BENNETT	(SEAL)
Name:	Michael J. Bennett
Title:	Senior Vice President